ING OPPENHEIMER ACTIVE ALLOCATION PORTFOLIO

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 366-0066

January 28, 2013

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of ING Oppenheimer Active Allocation Portfolio (“ING Oppenheimer Portfolio”).  The Special Meeting is scheduled for 10:00 A.M., Local time, on February 27, 2013, at 7337 Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting shareholders of ING Oppenheimer Portfolio will be asked to vote on the proposed reorganization (the “Reorganization”) of ING Oppenheimer Portfolio into ING T. Rowe Price Capital Appreciation Portfolio (“ING T. Rowe Price Portfolio”) (together with ING Oppenheimer Portfolio, the “Portfolios” and each, a “Portfolio”).  Each Portfolio is a member of the mutual fund group called the “ING Funds.”

Shares of ING Oppenheimer Portfolio have been purchased by you or at your direction through your qualified pension or retirement plan (collectively, “Qualified Plans”), or at your direction by your insurance company through its separate accounts to serve as investment options under your variable annuity contract or variable life insurance policy.  If the Reorganization is approved by shareholders, the separate account in which you have an interest or the Qualified Plan in which you are a participant will own shares of ING T. Rowe Price Portfolio instead of shares of ING Oppenheimer Portfolio beginning on the date the Reorganization occurs.  The Reorganization would provide the separate account in which you have an interest or the Qualified Plan in which you are a participant with an opportunity to participate in a portfolio with greater scale which seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement/Prospectus. The Reorganization is discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully.  After careful consideration, the Board has concluded that the Reorganization is in the best interests of the ING Oppenheimer Portfolio and its shareholders and recommends that you vote “FOR” the Reorganization.

Your vote is important regardless of the number of shares you own.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and cast your vote.  It is important that your vote be received no later than February 26, 2013.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ING OPPENHEIMER ACTIVE ALLOCATION PORTFOLIO

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 366-0066

Scheduled for February 27, 2013

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of ING Oppenheimer Active Allocation Portfolio (“ING Oppenheimer Portfolio”) is scheduled for 10:00 A.M., Local time, on February 27, 2013 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, ING Oppenheimer Portfolio’s shareholders will be asked:

1.              To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) by and between ING Oppenheimer Portfolio and ING T. Rowe Price Capital Appreciation Portfolio (“ING T. Rowe Price Portfolio”), providing for the reorganization of ING Oppenheimer Portfolio into ING T. Rowe Price Portfolio; and

2.              To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement/Prospectus carefully for information concerning the Reorganization Agreement to be placed before the Special Meeting.

The Board of Trustees has concluded that the Reorganization is in the best interests of ING Oppenheimer Portfolio and its shareholders and recommends that you vote “FOR” the Reorganization Agreement.

Shareholders of record as of the close of business on December 3, 2012, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof.  Your attention is called to the accompanying Proxy Statement/Prospectus.  Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than February 26, 2013, the enclosed Proxy Ballot or Voting Instruction Card so that a quorum will be present and a maximum number of shares may be voted.  Proxies or voting instructions may be revoked at any time before they are exercised by submitting a revised Proxy Ballot or Voting Instruction Card, by giving written notice of revocation to the ING Oppenheimer Portfolio or by voting in person at the Special Meeting.

By Order of the Board of Trustees

Huey P. Falgout, Jr. Secretary
January 28, 2013

PROXY STATEMENT/PROSPECTUS

JANUARY 28, 2013

PROXY STATEMENT FOR:

ING OPPENHEIMER ACTIVE ALLOCATION PORTFOLIO

(A series of ING Investors Trust)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 366-0066

Special Meeting of Shareholders

of ING Oppenheimer Active Allocation Portfolio

Scheduled for February 27, 2013

PROSPECTUS FOR:

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

(A series of ING Investors Trust)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 366-0066

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on February 27, 2013

This Proxy Statement/Prospectus and Notice of Special Meeting are available at:  www.proxyvote.com/ing

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

INTRODUCTION		1
What’s happening?		1
Why did you send me this booklet?		1
What Proposals will be considered at the Special Meeting?		1
Who is eligible to vote?		1
How do I vote?		1
How does the Board recommend that I vote?		2
When and where will the Special Meeting be held?		2
How can I obtain more information about the Portfolios?		2
SUMMARY OF THE REORGANIZATION		3
PROPOSAL ONE — APPROVAL OF THE REORGANIZATION		5
What is the proposed Reorganization?		5
Why is a Reorganization proposed?		5
How do the Investment Objectives compare?		5
How do the Annual Portfolio Operating Expenses compare?		5
How do the Principal Investment Strategies compare?		6
How do the Principal Risks of Investing in the Portfolios compare?		9
How does ING Oppenheimer Portfolio’s Performance compare to that of ING T. Rowe Price Portfolio?		11
How do certain characteristics of the Portfolios compare?		12
How does the Management of the Portfolios compare?		13
What are the Key Differences in the Rights of Shareholders of ING Oppenheimer Portfolio and ING T. Rowe Price Portfolio?		16
Additional Information about the Reorganization		16
What is the Board’s recommendation?		18
What factors did the Board consider?		18
What is the required vote?		18
What happens if shareholders do not approve the Reorganization Agreement?		18
ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS		19
Form of Organization		19
Dividends and Other Distributions		19
Capitalization		19
GENERAL INFORMATION ABOUT THE PROXY STATEMENT		20
Who is asking for my vote?		20
How is my proxy being solicited?		20
What happens to my proxy once I submit it?		20
Can I revoke my proxy after I submit it?		20
What are the voting rights and quorum requirements?		20
Can shareholders submit proposals for consideration in a Proxy Statement?		21
What if a proposal that is not in the Proxy Statement/Prospectus comes up at the Special Meeting?		21
What is “Householding”?		21
Who pays for this Proxy Solicitation/Prospectus?		22
APPENDIX A:	AGREEMENT AND PLAN OF REORGANIZATION	A-1

APPENDIX B:	ADDITIONAL INFORMATION REGARDING ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	B-1

Portfolio Holdings Information		B-1
How Shares Are Priced		B-1
How to Buy and Sell Shares		B-2
Frequent Trading - Market Timing		B-2
Payments to Financial Intermediaries		B-3

Dividends and Distributions		B-4
Tax Matters		B-4
FINANCIAL HIGHLIGHTS		B-4
APPENDIX C:	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS	C-1

INTRODUCTION

What’s happening?

On November 29, 2012, the Board of Trustees (the “Board”) of ING Oppenheimer Active Allocation Portfolio (“ING Oppenheimer Portfolio”) and ING T. Rowe Price Capital Appreciation Portfolio (“ING T. Rowe Price Portfolio”) (each, a “Portfolio” and together, the “Portfolios”) approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of ING Oppenheimer Portfolio with and into ING T. Rowe Price Portfolio (the “Reorganization”).  The Reorganization requires shareholder approval and, if approved, is expected to be effective on or about March 23, 2013, or such other date as the parties may agree (the “Closing Date”).

Why did you send me this booklet?

Shares of ING Oppenheimer Portfolio have been purchased by you or at your direction through your qualified pension or retirement plan (“Qualified Plans”), or at your direction by your insurance company through its separate accounts (“Separate Accounts”) to serve as investment options under your variable annuity and/or variable life contract (“Variable Contracts”).

This booklet includes a combined proxy statement and prospectus (“Proxy Statement/Prospectus”) and a Proxy Ballot or Voting Instruction Card for ING Oppenheimer Portfolio.  It provides you with information you should review before providing voting instructions on the matters listed below and in the Notice of Special Meeting.

The insurance companies and Qualified Plans or their trustees, as record owners of ING Oppenheimer Portfolio shares, are, in most cases, the true “shareholders” of ING Oppenheimer Portfolio; however, participants in Qualified Plans (“Plan Participants”) or holders of Variable Contracts (“Variable Contracts Holders”) may be asked to instruct their Qualified Plan trustee or insurance company, as applicable, as to how they would like the shares attributed to their Qualified Plan or Variable Contract to be voted.  For clarity and ease of reading, references to “shareholder” or “you” throughout this Proxy Statement/Prospectus do not refer to the technical shareholder but rather refer to the persons who are being asked to provide voting instructions on the proposals, unless the context indicates otherwise.  Similarly, for ease of reading, references to “voting” or “vote” do not refer to the technical vote but rather to the voting instructions provided by Variable Contracts Holders or Plan Participants.

Because you, as a shareholder of ING Oppenheimer Portfolio, are being asked to approve the Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of ING T. Rowe Price Portfolio, this Proxy Statement also serves as a prospectus for ING T. Rowe Price Portfolio.  ING T. Rowe Price Portfolio is an open-end management investment company, which seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk, as described more fully below.

What Proposals will be considered at the Special Meeting?

A special meeting of shareholders (the “Special Meeting”) of ING Oppenheimer Portfolio is scheduled for the following purposes:

1.              To approve the Reorganization Agreement by and between ING Oppenheimer Portfolio and ING T. Rowe Price Portfolio, providing for the reorganization of ING Oppenheimer Portfolio into ING T. Rowe Price Portfolio; and

2.              To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Who is eligible to vote?

Shareholders holding an investment in shares of ING Oppenheimer Portfolio as of the close of business on December 3, 2012 (the “Record Date”) are eligible to vote. (See “General Information” for a more detailed discussion of voting procedures.)

How do I vote?

If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instruction Card originally sent with the Proxy Statement/Prospectus or attend the Special Meeting in person.  Shareholders can vote by completing, signing, and returning the enclosed Voting Instruction Card promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting.  Joint owners must each sign the Voting Instruction Card.  To vote by telephone or Internet, follow the voting instructions as outlined on your Voting Instruction Card.  These options require shareholders to input a control number, which is located on your Voting Instruction Card.  After entering this number, shareholders will be prompted to provide their voting instructions on the proposals, as applicable.  Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Reorganization.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on February 27, 2013, at 10:00 A.M., Local time, and, if the Special Meeting is adjourned or postponed, any adjournment(s) or postponement(s) of the Special Meeting will also be held at the above location.  If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about the Portfolios?

Should you have any questions about the Portfolios, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180.  The prospectuses, annual and semi-annual reports, and other information regarding the Portfolios are available on the Internet at http://www.ingfunds.com/literature.

SUMMARY OF THE REORGANIZATION

You should read this entire Proxy Statement/Prospectus carefully. You should also review the Reorganization Agreement, which is attached hereto as Appendix A.  For more information about ING T. Rowe Price Portfolio, please consult Appendix B and the Class S prospectus for ING T. Rowe Price Portfolio dated April 30, 2012.

On November 29, 2012, the Board approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

•                  the transfer of all of the assets of ING Oppenheimer Portfolio to ING T. Rowe Price Portfolio in exchange for shares of beneficial interest of ING T. Rowe Price Portfolio;

•                  the assumption by ING T. Rowe Price Portfolio of all of the liabilities of ING Oppenheimer Portfolio;

•                  the distribution of shares of ING T. Rowe Price Portfolio to the shareholders of ING Oppenheimer Portfolio; and

•                  the complete liquidation of ING Oppenheimer Portfolio.

If shareholders approve the Reorganization, each owner of Class S shares of ING Oppenheimer Portfolio would become a shareholder of Class S shares of ING T. Rowe Price Portfolio.  The Reorganization is expected to be effective on the Closing Date. Each shareholder of ING Oppenheimer Portfolio will hold, immediately after the Closing Date, shares of ING T. Rowe Price Portfolio having an aggregate value equal to the aggregate value of the shares of ING Oppenheimer Portfolio held by that shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note that:

•                  ING Oppenheimer Portfolio’s investment objective is long-term growth of capital with a secondary objective of current income, while ING T. Rowe Price Portfolio’s investment objective is, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

•                  ING Oppenheimer Portfolio invests in a combination of other mutual funds (“Underlying Funds”) while ING T. Rowe Price Portfolio directly invests in portfolio securities.

•                  ING T. Rowe Price Portfolio outperformed ING Oppenheimer Portfolio for the one- and three-year periods ended December 31, 2011, and for two of the three calendar years in which both Portfolios were in operation.

•                  ING Investments, LLC (“ING Investments”) serves as adviser and OppenheimerFunds, Inc. (“Oppenheimer” or “OppenheimerFunds”) serves as sub-adviser to ING Oppenheimer Portfolio, while Directed Services LLC (“DSL”) serves as adviser and T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as sub-adviser to ING T. Rowe Price Portfolio.  ING Investments and DSL are both indirect, wholly-owned subsidiaries of ING Groep, N.V. (“ING Groep”).

•                  T. Rowe Price Portfolio is the bigger fund.  As of September 30, 2012, ING T. Rowe Price Portfolio had approximately $4.3 billion in assets, while ING Oppenheimer Portfolio had approximately $52 million in assets.

•                  Shareholders of Class S of ING Oppenheimer Portfolio are expected to experience lower gross and net expenses as shareholders of the ING T. Rowe Price Portfolio, after taking into account the acquired fund fees and expenses of the ING Oppenheimer Portfolio.

•                  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither ING Oppenheimer Portfolio nor its shareholders, nor ING T. Rowe Price Portfolio nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

PROPOSAL ONE — APPROVAL OF THE REORGANIZATION

What is the proposed Reorganization?

Shareholders of ING Oppenheimer Portfolio are being asked to approve the Reorganization Agreement, providing for the reorganization of ING Oppenheimer Portfolio into ING T. Rowe Price Portfolio.  If the Reorganization Agreement is approved, shareholders in ING Oppenheimer Portfolio will become shareholders in ING T. Rowe Price Portfolio as of the close of business on the Closing Date.

Why is a Reorganization proposed?

During the November 29, 2012 Board Meeting, ING Investments and DSL (“Management”) presented the Reorganization for consideration by the Board.  In support of its proposal, Management noted the steady and ongoing outflows being experienced by the ING Oppenheimer Portfolio and expressed concern about the long-term viability of the Portfolio.  After considering other alternatives for the ING Oppenheimer Portfolio, including reorganizing the Portfolio with other ING Portfolios, Management recommended the Reorganization with the ING T. Rowe Price Portfolio for several reasons, including the significantly larger asset size of the ING T. Rowe Price Portfolio as compared to the ING Oppenheimer Portfolio, the lower gross and net expense ratios of the ING T. Rowe Price Portfolio, and the superior investment performance of the ING T. Rowe Price Portfolio over the prior 1- and 3-year periods.  The Board, including a majority of the trustees who are not “interested persons” (as defined by the 1940 Act) of ING Investors Trust (“IIT”), determined that the interests of the shareholders of the Portfolios would not be diluted as a result of the Reorganization and that the Reorganization would be in the best interests of the Portfolios and their shareholders.

The Reorganization will allow ING Oppenheimer Portfolio’s shareholders to remain invested in a professionally managed portfolio that seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk and that has asset allocation characteristics similar to those of the ING Oppenheimer Portfolio.

How do the Investment Objectives compare?

ING Oppenheimer Portfolio and ING T. Rowe Price Portfolio have the following investment objectives:

	ING Oppenheimer Portfolio	ING T. Rowe Price Portfolio
Investment Objective	The Fund seeks long-term growth of capital with a secondary objective of current income.	The Fund seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

How do the Annual Portfolio Operating Expenses compare?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Current expenses of the Portfolios are based upon the operating expenses incurred by the Portfolios for the year ended December 31, 2011 and adjusted for current terms of contractual waivers. Expense ratios are based on audited financial information as of December 31, 2011 as published in the April 30, 2012 prospectus. Pro forma fees and expenses, which are the estimated fees and expenses of ING T. Rowe Price Portfolio after giving effect to the Reorganization, assume hypothetically that the Reorganization occurred on June 30, 2012.  The gross and net expense ratios for the pro forma ING T. Rowe Price Portfolio are lower than for ING Oppenheimer Portfolio.  The table does not reflect fees or expenses that are, or may be, imposed under your Variable Contracts or a Qualified Plans. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Advisory Agreement between DSL and ING T. Rowe Price Portfolio provides for a “bundled fee” arrangement under which DSL provides or procures for the Portfolio (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services in return for a single management fee.  The advisory agreement between ING Investments and ING Oppenheimer Portfolio provides for an advisory fee, for which ING Investments provides advisory services.  Other services are provided to ING Oppenheimer Portfolio under separate agreements.

Annual Portfolio Operating Expenses(1)

Expenses you pay each year as a % of the value of your investment

		ING Oppenheimer Portfolio		ING T. Rowe Price Portfolio	ING T. Rowe Price Portfolio Pro Forma(1)
Class S
Management Fee	%	0.25		0.64	0.64%
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25		0.25	0.25%
Administrative Services Fee	%	0.10		—	—
Other Expenses	%	0.12		0.01	—
Acquired Fund Fees and Expenses	%	0.73		—	—
Total Annual Portfolio Operating Expenses	%	1.45	(2)	0.90	0.89%
Waivers and Reimbursements	%	—	(3)	—	—
Total Annual Portfolio Operating Expenses	%	1.45		0.90	0.89%
After Waivers and Reimbursements

(1)	Expenses have been adjusted to reflect current contractual rates.

(2)

Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s financial highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

(3)

ING Investments is contractually obligated to limit expenses to 0.70% through May 1, 2013; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses.  The obligation will automatically renew for one-year terms unless it is terminated by ING Oppenheimer Portfolio or ING Investments upon written notice within 90 days of the end of the then current term or upon termination of the Advisory Agreement and is subject to possible recoupment by ING Investments within three years.

Expense Example

The Examples are intended to help you compare the cost of investing in shares of a Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in a Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	ING Oppenheimer Portfolio				ING T. Rowe Price Portfolio				ING T. Rowe Price Portfolio Pro Forma
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
S	$148	$459	$792	$1,735	$92	$287	$498	$1,108	$91	$284	$493	$1,096

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

How do the Principal Investment Strategies compare?

As described in more detail in the table that follows, ING Oppenheimer Portfolio typically invests in Underlying Funds advised by OppenheimerFunds with allocations based on target allocation ranges to U.S. equity, foreign equity, fixed-income, and other Underlying Funds for asset diversification.  A portion of ING Oppenheimer Portfolio’s assets may also be invested in Underlying Funds or direct investments according to a “tactical allocation strategy,” which adjusts the Portfolio’s asset mix to take advantage of temporary opportunities.  Pursuant to this strategy, ING Oppenheimer Portfolio’s assets may be invested in money market securities and additional assets may be invested in any of the Underlying Funds.  ING T. Rowe Price Portfolio invests directly in portfolio securities, and the Portfolio’s assets are allocated among:  (i) equity securities, including foreign equity securities; (ii) debt securities, including debt securities rated below investment grade or, if not rated, of equivalent quality; and (iii) money market instruments.  T. Rowe Price typically uses a value approach in selecting investments for ING T. Rowe Price Portfolio.  The table below also compares the asset size of the Portfolios as of June 30, 2012.

	ING Oppenheimer Portfolio	ING T. Rowe Price Portfolio
Sub-Adviser	OppenheimerFunds	T. Rowe Price

Investment Strategies

The Portfolio invests in Underlying Funds advised by the sub-adviser (“Sub-Adviser”). The Sub-Adviser seeks to diversify the Portfolio’s assets by selecting Underlying Funds with different investment guidelines and styles. Under normal market conditions, the Portfolio allocates its assets among the Underlying Funds based on asset allocation target ranges of 30-40% in U.S. equities; 15-25% in foreign equities; 20-25% in fixed-income and approximately 5% in other funds that provide asset diversification. The asset allocation target ranges are measured with reference to the primary strategies of the Underlying Funds; actual exposure to these asset classes will vary from these target ranges if an Underlying Fund is not substantially invested in accordance with its primary strategy. In addition to those allocations, 15-25% of the Portfolio’s net assets may be invested according to a “tactical allocation” strategy that adjusts the asset mix to take advantage of temporary market conditions that may present opportunities. For this tactical allocation, the Portfolio may invest in money market securities and may invest additional assets in any of the Underlying Funds. The Portfolio’s asset allocation targets may vary in particular cases and may change over time.

The term “tactical allocation” refers to a strategy that involves adjusting the asset mix to take advantage of temporary market conditions that may present investment opportunities. This tactical allocation portion will be invested in at least two Underlying Funds. If the Sub-Adviser determines that a particular transaction would be detrimental to one of the Underlying Funds, the Sub-Adviser may use derivatives to achieve its tactical allocation objective instead. Options, futures, forward contracts and swaps are types of derivatives the Sub-Adviser may use. The Sub-Adviser uses proprietary asset allocation models (including computer aided models) to select Underlying Funds for the tactical allocation. These models use quantitative techniques to identify and validate trends in the prices of each of the tactical allocation Underlying Funds. There can be no assurance that the Underlying Funds selected by these models will perform as anticipated.

Under normal market conditions, the Portfolio pursues an active asset allocation strategy whereby investments are allocated among three asset classes: equity securities, debt securities, and money market instruments. The Portfolio invests primarily in the common stocks of established U.S. companies the sub-adviser (“Sub-Adviser”) believes to have above-average potential for capital growth. Common stocks typically comprise at least half of the Portfolio. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), futures and options, in keeping with the Portfolio’s investment objective. The Portfolio may invest up to 25% of its net assets in foreign equity securities. The Portfolio may also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price.

The Portfolio’s common stocks generally fall into one of two categories: the larger category is composed of long-term core holdings whose purchase prices, when bought, are considered low in terms of company assets, earnings, or other factors; and the smaller category is composed of opportunistic investments whose prices are expected by the Sub-Adviser to rise in the short-term but not necessarily over the long-term.

The Portfolio may invest in bonds, convertible securities, and bank loans for their income, or other features, or to gain additional exposure to a company. Investments in a company may also be made through negotiated notes or loans, including loan participations and assignments. The Portfolio may purchase debt securities of any maturity and credit quality. The Sub-Adviser may invest up to 25% of the Portfolio’s assets in debt securities that are rated below investment grade or, if not rated, of equivalent quality (“junk bonds”) and restricted securities.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and

ING Oppenheimer Portfolio	ING T. Rowe Price Portfolio
exemptive orders thereunder (“1940 Act”).

Futures and options may be bought or sold for any number of reasons, including: to manage the Portfolio’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Portfolio’s overall exposure to certain markets; as a cash management tool; to enhance income; and to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies.

Since the Sub-Adviser attempts to prevent losses as well as achieve gains, it typically uses a value approach in selecting investments. Its in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor, but have good prospects for capital appreciation. The Sub-Adviser may establish relatively large positions in companies it finds particularly attractive.

The Sub-Adviser works as hard to reduce risk as to maximize gains. In addition, the Sub-Adviser searches for the best risk/reward values among all types of securities. The portion of the Portfolio invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Portfolio’s cash reserve may reflect the Sub-Adviser’s ability to find companies that meet valuation criteria rather than its market outlook.

If there are remaining assets available for investment, the Sub-Adviser may invest the balance in any of the following money market instruments with remaining maturities not exceeding one year: (i) shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price; (ii) U.S. government obligations; (iii) negotiable certificates of deposit, bankers’ acceptances, and fixed time deposits and other obligations of domestic banks that have more than $1 billion in assets and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (iv) commercial paper rated at the date of purchase in the two highest rating categories by at least one rating agency; (v) repurchase agreements; and (vi) U.S. dollar and non-U.S. dollar currencies.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

	ING Oppenheimer Portfolio	ING T. Rowe Price Portfolio
		The Portfolio may borrow securities. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3 % of its total assets.

Total Assets as of June 30, 2012	$50,711,222	$4,148,412,125

How do the Principal Risks of Investing in the Portfolios compare?

Many of the risks of investing in ING Oppenheimer Portfolio are the same as the risks of investing in ING T. Rowe Price Portfolio.   The following summarizes and compares the principal risks of investing in the Portfolios. As ING Oppenheimer Portfolio is subject to the risks of the Underlying Funds in which the Portfolio invests, for ease of reference, unless otherwise noted, the risks listed for ING Oppenheimer Portfolio are the risks of the Underlying Funds in which the Portfolio may invest.

Risks	ING Oppenheimer Portfolio	ING T. Rowe Price Portfolio

Asset Allocation

For ING Oppenheimer Portfolio: Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser or Sub-Adviser. There is a risk that ING Oppenheimer Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

For ING T. Rowe Price Portfolio: The success of ING T. Rowe Price Portfolio’s strategy depends on the Sub-Adviser’s skill in allocating Portfolio assets between equity securities, debt instruments, and/or money market instruments and in choosing investments within those categories. There is a risk that ING T. Rowe Price Portfolio may allocate assets to an asset class that underperforms other asset classes.

	✓	✓

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

	✓	✓

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

✓

Credit   Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

	✓	✓

Currency   To the extent that a portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

	✓	✓

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio and reduce its returns.

	✓	✓

Risks	ING Oppenheimer Portfolio	ING T. Rowe Price Portfolio

Foreign Investments   Investing in foreign (non-U.S.) securities may result in ING T. Rowe Price Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage or replacement, potential for default on sovereign debt, or political changes or diplomatic developments.

✓

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage or replacement, potential for default on sovereign debt, or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

✓

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

	✓	✓

Interest Rate   With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

	✓	✓

Investment Model The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.	✓

Leverage   Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase ING T. Rowe Price Portfolio’s expenses and increase the impact of ING T. Rowe Price Portfolio’s other risks.

✓

Liquidity   If a security is illiquid, a portfolio might be unable to sell the security at a time when the portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the portfolio could realize upon disposition. A portfolio may make investments that become less liquid in response to market developments or adverse investor perception. A portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the portfolio.

	✓	✓

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which a portfolio invests. Rather, the market could favor securities to which the portfolio is not exposed or may not favor equities at all.

	✓	✓

Market Capitalization Stocks fall into three broad market capitalization categories - large,	✓	✓

Risks	ING Oppenheimer Portfolio	ING T. Rowe Price Portfolio

mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.

	✓	✓

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that ING T. Rowe Price Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that ING T. Rowe Price Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

✓

U.S. Government Securities and Obligations   U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

✓

How does ING Oppenheimer Portfolio’s Performance compare to that of ING T. Rowe Price Portfolio?

The following information is intended to help you understand the risks of investing in the Portfolios.  The following bar charts show the changes in the performance of the Portfolios’ Class S shares from year to year and the table compares the Portfolios’ performance to the performance of certain broad-based securities market indices for the same period.  The Portfolios’ performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented.  Absent such fee waivers/expense limitations, if any, performance would have been lower.  Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolios’ performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolios’ past performance is no guarantee of future results.

ING Oppenheimer Portfolio Class S - Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: Second, 2009, 17.28% and Worst quarter: Third, 2011, (13.44)%

The Portfolio’s Class S shares’ year-to-date total return as of September 30, 2012:  10.62%

ING T. Rowe Price Capital Appreciation Portfolio — Class S — Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: Second, 2009, 18.56% and Worst quarter: Fourth, 2008, (19.11)%

The Portfolio’s Class S shares’ year-to-date total return as of September 30, 2012:  12.48%

Average Annual Total Returns%
(for the periods ended December 31, 2011)

	1 Year	5 Years (or since inception)		10 Years	Inception Date
ING Oppenheimer Portfolio
Class S %	(4.51)	2.28		N/A	10/02/08
S&P 500® Index(1)%	2.11	4.67	(2)	N/A
Barclays Capital U.S. Aggregate Bond Index(1)%	7.84	7.71	(2)	N/A
75% S&P 500® Index/25% Barclays Capital U.S. Aggregate Bond Index Composite(1)%	3.76	5.87	(2)	N/A

ING T. Rowe Price Portfolio
Class S %	2.89	3.42		7.92	01/24/89
S&P 500® Index(1)%	2.11	(0.25)		2.92
Barclays Capital U.S. Government/Credit Bond Index(1)%	8.74	6.55		5.85
60% S&P 500® Index/40% Barclays Capital U.S. Government/Credit Bond Index Composite(1)%	5.05	2.87		4.45

(1)           The index returns do not reflect deductions for fees, expenses, or taxes.

(2)           Reflects index performance since the date closest to the Class’ inception for which data is available.

How do certain characteristics of the Portfolios compare?

The following table compares certain characteristics of the Portfolios.

	ING Oppenheimer Portfolio	ING T. Rowe Price Portfolio

Approximate Net Assets(1)	$50.5 million	$4.1 billion

Portfolio Turnover Rate(1)	36%	37%

Equity Securities	100%	62.11%
(as a percentage of net assets)(2)

Fixed Income Securities	0%	20.71%
(as a percentage of net assets)(2)

(1)                                 As of June 30, 2012.

(2)                                 As of December 31, 2011

Portfolio holdings are subject to change daily.

How does the Management of the Portfolios compare?

The following table describes the management of the Portfolios.

	ING Oppenheimer Portfolio	ING T. Rowe Price Portfolio

Investment Adviser	ING Investments	DSL

Investment Advisory Fee(1) (as a percentage of average daily net assets)	0.25%	0.75% on the first $750 million; 0.70% on the next $1.25 billion; 0.65% on the next $1.5 billion; and 0.60% in excess of $3.5 billion.(2)

Sub-Adviser	OppenheimerFunds	T. Rowe Price

Sub-Advisory Fee (as a percentage of average daily net assets)	0.10%

Assets up to $500 million:

0.50% on the first $250 million; and

0.40% on assets over $250 million.(3)

When assets exceed $500 million:

0.40% on the first $1 billion; and

0.35% on assets over $1 billion.(3)

When assets exceed $2 billion:

0.40% on the first $500 million; and

0.35% on assets over $500 million.(3)

When assets exceed $3 billion:

0.35% on all assets.(3)

Transitional credit applied when assets are between $2.93 billion and $3 billion.

All T. Rowe Price sub-advisory fees are subject to a preferred provider discount. The discount is calculated based on the assets of all T. Rowe Price sub-advised portfolios as follows:

Aggregate assets between $750 million and $1.5 billion – 5%

Aggregate assets between $1.5 billion and

	ING Oppenheimer Portfolio	ING T. Rowe Price Portfolio
$3.0 billion – 7.5% Aggregate assets greater than $3.0 billion – 10%.

Portfolio Manager(s)	Alan C. Gilson (since 10/08) Krishna Memani (since 04/10) Caleb Wong (since 10/08)	David R. Giroux (since 07/07)

Administrator	ING Funds Services, LLC	ING Funds Services, LLC

Administrative Fee (as a percentage of average daily net assets)	0.10%	N/A

(1)         The Advisory Agreement between DSL and ING T. Rowe Price Portfolio provides for a “bundled fee” arrangement under which DSL provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services in return for a single management fee.  The advisory agreement between ING Investments and ING Oppenheimer Portfolio provides for an advisory fee, for which ING Investments provides advisory services only.  Other services are provided to ING Oppenheimer Portfolio under separate agreements.

(2)        Assets of ING Clarion Real Estate Portfolio, ING Global Resources Portfolio, ING Invesco Van Kampen Growth and Income Portfolio, ING T. Rowe Price Portfolio, and ING T. Rowe Price Equity Income Portfolio will be aggregated in calculating the advisory fee at the above stated rate.

(3)         For purposes of calculating the sub-advisory fee, assets of ING T. Rowe Price Portfolio are combined with assets of ING T. Rowe Price Equity Income Portfolio and ING T. Rowe Price International Stock Portfolio.

Advisers to the Portfolios

ING Investments, an Arizona limited liability company, serves as the adviser to ING Oppenheimer Portfolio. ING Investments began providing investment management services on April 1995.  ING Investments’ principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.  As of September 28, 2012, ING Investments managed approximately $45.2 billion in assets.

DSL, a Delaware limited liability company, serves as the adviser to ING T. Rowe Price Portfolio.   DSL’s principal office is located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. As of September 28, 2012, DSL managed approximately $42.2 billion in assets.

Each of ING Investments and DSL, subject to the authority of the Board, has the overall responsibility for the management of the relevant Portfolio’s portfolio subject to delegation of certain responsibilities to other investment advisers. ING Investments and DSL are indirect, wholly-owned subsidiaries of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 85 million private, corporate and institutional clients in more than 40 countries.

The Adviser is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”).  ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.  As of the date of this Proxy Statement/Prospectus ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission to receive approval for state aid granted to ING Groep by the Dutch State in November 2008 and March 2009.  To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S. by the end of 2013.  In November 2012, ING Groep announced the European Commission agreed to an amendment to the Restructuring Plan which will extend the time for the completion of the divestiture.  Under the terms of the amendment, at least 25% of ING U.S. has to be divested by the end of 2013, more than 50% has to be divested by the end of 2014, with the remaining interest divested by the end of 2016.  It is anticipated that an initial public offering of a portion of the ING U.S. common stock will be conducted in 2013 as part of the Restructuring Plan.  ING Groep has stated that it intends to sell the remainder of its ownership interest in ING U.S. through one or more additional public offerings of ING U.S. stock or, possibly, through one or more privately negotiated sales of the stock.  There can be no assurance that ING Groep will be able to divest its interest in ING U.S. through the sale of its stock.

The investment advisory agreements for the Portfolios provide that they will terminate automatically in the event of their assignment, which would occur upon a transfer of a controlling block of the shares of the relevant Adviser.  The Restructuring Plan may result in a need to obtain further Board and shareholder approval of new advisory agreements.

The Restructuring Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Advisers and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers.  Completion of the Restructuring Plan is expected to result in the Advisers’ loss of access to the resources of ING Groep, which could adversely affect their business.

During the time that ING Groep retains a controlling interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep and its subsidiaries, including ING U.S. and the Advisers, by U.S., European and other authorities, may negatively affect ING U.S. and the Advisers.  For example, restrictions on activities of entities controlled by ING Groep, including ING U.S. and the Advisers, could be imposed under U.S., European or other laws or regulations, as a result of activities engaged in by ING Groep and its subsidiaries over which ING U.S. and the Advisers have no control.  Currently, the Advisers do not anticipate that the Restructuring Plan will have an adverse impact on its operations or the operations of the Funds.

Sub-Advisers to the Portfolios

ING Investments has engaged OppenheimerFunds to serve as sub-adviser to ING Oppenheimer Portfolio to provide the day-to-day management of the Portfolio.

OppenheimerFunds is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. It has been an investment adviser since January 1960. The principal address of OppenheimerFunds is Two World Financial Center, 225 Liberty Street — 11th Floor, New York, New York 10281-1008. As of November 30, 2012, OppenheimerFunds and its subsidiaries and controlled affiliates managed over $190.5 billion in assets.

ING Oppenheimer Portfolio is managed by a team of investment professionals. The following individuals are Vice Presidents of OppenheimerFunds and jointly share responsibility for the day-to-day management of ING Oppenheimer Portfolio:

Alan C. Gilston has been a member of the portfolio management team and a member of the Asset Allocation Committee since February 2009. He has been a vice president and portfolio manager of OppenheimerFunds since September 1997 and has been a member of their risk management team during various periods. Mr. Gilston is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Krishna Memani has been a Senior Vice President and head of the investment-grade fixed-income team of OppenheimerFunds since March 2009. Mr. Memani was a managing director and head of the U.S. and European credit analyst team at Deutsche Bank Securities from June 2006 through January 2009. He was chief credit strategies at Credit Suisse Securities from August 2002 through March 2006. He was a managing director and senior portfolio manager at Putnam Investments from September 1998 through June 2002. Mr. Memani is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Caleb Wong has been a Vice President of OppenheimerFunds since June 1999 and has worked in fixed-income quantitative research and risk management for OppenheimerFunds since July 1996. He was assistant vice president of OppenheimerFunds from January 1997 through June 1999. He is an officer of one other portfolio in the OppenheimerFunds complex.

DSL has engaged T. Rowe Price to serve as sub-adviser to ING T. Rowe Price Portfolio to provide the day-to-day management of the Portfolio.

T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. and is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly held financial services holding company. The principal address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of September 30, 2012, the firm and its affiliates managed over $574.4 billion in assets.

T. Rowe Price has entered into an agreement whereby T. Rowe Price may delegate certain of its investment advisory services to T. Rowe Price International Ltd. (“TRPI Ltd”), an affiliated investment adviser. The principal address of TRPI Ltd is 60 Queen Victoria Street, London, EC4N 4TZ, United Kingdom.

T. Rowe Price has entered into an agreement whereby T. Rowe Price may delegate certain of its investment advisory services to T. Rowe Price Singapore Private Ltd. (“TRP - Singapore”), an affiliated investment adviser licensed by the Monetary Authority in Singapore. The principal address of TRP - Singapore is No. 290 Orchard Road #14-04, Paragon, Singapore 238859.

The following individual is responsible for the day-to-day management of the ING T. Rowe Price Portfolio.

David R. Giroux, CFA, a Vice President of T. Rowe Price, joined T. Rowe Price in 1998, and serves as a portfolio manager in the equity division. He is president and chairman of the T. Rowe Price Capital Appreciation Fund. He is co-executive chairman and also serves on the Investment Advisory Committee for a number of the firm’s U.S. large-cap value strategies.

For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to each Portfolio’s annual shareholder report dated December 31, 2011.

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to ING Oppenheimer Portfolio and receives an annual administrative services fee payable in monthly installments equal to 0.10% of the Portfolio’s average daily net assets.

IIT pays a management fee to DSL for its services. The management fee paid to DSL by IIT is distinct because IIT has a “bundled” fee arrangement under which DSL, out of its management fee, pays many of the ordinary expenses for the ING T. Rowe Price Portfolio, including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by the adviser. DSL does not bear the expenses of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by the ING T. Rowe Price Portfolio, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and ordinary expenses, such as litigation or indemnification expenses.  Pursuant to an Administrative Services Sub-Contract by and between DSL and the Administrator, the Administrator provides ING T. Rowe Price Portfolio with certain administrative services.

The administrative services provided to the Portfolios include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, the sub-advisers, and the insurance companies to which a Portfolio offers its shares. The Administrator also reviews the Portfolios for compliance with applicable legal requirements and monitors the sub-advisers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

The Distributor

ING Investments Distributor, LLC is the principal underwriter and distributor of each Portfolio. The Distributor is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for certain ING Funds were transferred from Directed Services Inc., the predecessor to DSL, to ING Funds Distributor, LLC (“IFD”), the predecessor to the Distributor. As a result of this transfer, IFD assumed all contractual obligations and became the sole distributor for the Portfolios.  Effective July 30, 2012, IFD changed its name to ING Investments Distributor, LLC.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

What are the Key Differences in the Rights of Shareholders of ING Oppenheimer Portfolio and ING T. Rowe Price Portfolio?

Each Portfolio is organized as a separate series of IIT, a Massachusetts business trust, which is governed by a Declaration of Trust and Bylaws.  Consequently, there are no differences in the rights of shareholders of each Portfolio.

Additional Information about the Reorganization

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement.  Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of ING Oppenheimer Portfolio in exchange for shares of beneficial interest of ING T. Rowe Price Portfolio and the assumption by ING T. Rowe Price Portfolio of all of ING Oppenheimer Portfolio’s liabilities; and (ii) the distribution of shares of ING T. Rowe Price Portfolio to shareholders of ING Oppenheimer Portfolio, as provided for in the Reorganization Agreement. ING Oppenheimer Portfolio will then be liquidated.

Each shareholder of Class S shares of ING Oppenheimer Portfolio will hold, immediately after the Closing Date, Class S shares of ING T. Rowe Price Portfolio having an aggregate value equal to the aggregate value of the shares of ING Oppenheimer Portfolio held by that shareholder as of the close of business on the Closing Date.  In the interest of economy and convenience, shares of ING T. Rowe Price Portfolio generally will not be represented by physical certificates.

The obligations of the Portfolios under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of ING Oppenheimer Portfolio.  The Reorganization Agreement also requires that each of the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement.  The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds.  Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Expenses of the Reorganization

The expenses of the Reorganization will be borne by ING Oppenheimer Portfolio and are expected to total $106,000.  The expenses of the Reorganization shall include, but not be limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.  The expenses of the Reorganization do not include the transaction costs of the portfolio transitioning, if any, as described in “Portfolio Transitioning” below, which would ultimately be borne by the ING Oppenheimer Portfolio shareholders.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code.  Accordingly, pursuant to this treatment, neither ING Oppenheimer Portfolio nor its shareholders, nor ING T. Rowe Price Portfolio nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Portfolios will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Portfolios.

Prior to the Closing Date, ING Oppenheimer Portfolio will pay to the Separate Accounts of Participating Insurance Companies and Qualified Plans that own its shares a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. Variable Contract owners and Plan Participants are not expected to recognize any income or gains for federal income tax purposes from this cash distribution.

Portfolio Transitioning

If shareholders approve the Reorganization, OppenheimerFunds, as the sub-adviser to ING Oppenheimer Portfolio, will be instructed to sell all of ING Oppenheimer Portfolio’s holdings shortly before the Closing Date.  The proceeds of such sales are expected to be transferred to ING T. Rowe Price Portfolio in connection with the Reorganization.  After the Closing Date of the Reorganization, ING T. Rowe Price Portfolio may not be immediately fully invested in accordance with its stated investment strategies.  It is expected that there would be no transaction costs as a result of ING Oppenheimer Portfolio’s sales of Underlying Fund shares in connection with the Reorganization.

Future Allocation of Premiums

Certain shares of ING Oppenheimer Portfolio have been purchased at the direction of Variable Contract owners by participating Insurance Companies through Separate Accounts to fund benefits payable under a Variable Contract.  If the Reorganization is approved, participating Insurance Companies have advised us that all premiums or transfers to ING Oppenheimer Portfolio will be allocated to ING T. Rowe Price Portfolio.

What is the Board’s recommendation?

Based upon its review, the Board has determined that the Reorganization is in the best interest of ING Oppenheimer Portfolio and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including the trustees who are not “interested persons” (as defined by the 1940 Act) of IIT, approved the Reorganization Agreement and voted to recommend to shareholders that they approve the Reorganization Agreement.  The Board is therefore recommending that ING Oppenheimer Portfolio’s shareholders vote “FOR” the Reorganization Agreement.

What factors did the Board consider?

The Board, in approving the Reorganization, considered a number of factors, including, but not limited to, the following: (1) ING Investments’ analysis of potential alternative portfolios that could have served as a merger partner for ING Oppenheimer Portfolio other than ING T. Rowe Price Portfolio; (2) the gross and net expense ratios that current shareholders of ING Oppenheimer Portfolio are expected to experience as a result of the Reorganization; (3) the comparative fee structure of the Portfolios; (4) the investment performance of ING T. Rowe Price Portfolio as compared to ING Oppenheimer Portfolio for the year-to-date period ended September 30, 2012 and the one- and three-year periods ended December 31, 2011 as well as the comparative investment performance for prior calendar years; (5) the similarity and differences in investment styles between ING Oppenheimer Portfolio and ING T. Rowe Price Portfolio; (6) the combined asset size that would result from the Reorganization, which would likely result in lower expenses for the benefit of current shareholders of ING Oppenheimer Portfolio; (7) the net revenue benefits for DSL and its affiliates that would result from the Reorganization, taking into account the fact that based on the net assets of the Portfolios as of September 30, 2012, the additional retained revenue for DSL or its affiliates as a result of the Reorganization is estimated to be approximately $110,500 annually; (8) the other potential benefits of the Reorganization to ING Oppenheimer Portfolio’s shareholders; (9) the direct or indirect costs to be incurred by each Portfolio and its shareholders in connection with the Reorganization; (10) the expected tax consequences of the Reorganization to ING Oppenheimer Portfolio and its shareholders, including that the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization; and (11) the Board’s determination that the Reorganization will not dilute the interests of the shareholders of either of the Portfolios.

What is the required vote?

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of: (i) 67% or more of the voting securities present at the meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting; or (ii) a majority of the shares entitled to vote.

What happens if shareholders do not approve the Reorganization Agreement?

If shareholders of ING Oppenheimer Portfolio do not approve the Reorganization, ING Oppenheimer Portfolio will continue to be managed by ING Investments as described in the Portfolio’s prospectus, and the Board will determine what additional action should be taken.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Form of Organization

ING Oppenheimer Portfolio and ING T. Rowe Price Portfolio are each organized as a series of IIT, an open-end management investment company organized as a Massachusetts business trust. IIT is governed by a Board of Trustees consisting of ten members. For more information on the history of IIT, see the Statements of Additional Information (“SAIs”) of ING Oppenheimer Portfolio and ING T. Rowe Price Portfolio, each dated April 30, 2012.

Dividends and Other Distributions

Each Portfolio declares and pays dividends from net investment income at least annually. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolios at the net asset value (“NAV”) of such shares on the payment date unless a participating insurance company’s Separate Account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s distributions may constitute a return of capital.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Portfolios as of December 31, 2012 and on a pro forma basis as of December 31, 2012, giving effect to the Reorganization:

	ING Oppenheimer Active Allocation Portfolio	ING T. Rowe Price Capital Appreciation Portfolio	Pro Forma Adjustments		ING T. Rowe Price Capital Appreciation Portfolio Pro Forma Combined
Class S:
Net Assets	$50,941,748	$3,381,882,781	$(106,000	)(A)	$3,432,718,529
Shares Outstanding	4,544,709	134,934,961	(2,516,395	)(B)	136,963,275
Net Asset Value Per Share	$11.21	$25.06			$25.06

(A)          Reflects adjustment for estimated one time merger project costs.

(B)          Reflects new shares issued, net of retired shares of ING Oppenheimer Active Allocation Portfolio.  (Calculation: Net Asset÷ NAV per share)

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of ING Oppenheimer Portfolio’s shareholders.

How is my proxy being solicited?

Solicitation of voting instructions is being made primarily by the mailing of the Notice of Special Meeting and this Proxy Statement/Prospectus with its enclosures on or about January 28, 2013.  In addition to the solicitation of proxies by mail, employees of ING Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote ING Oppenheimer Portfolio’s shares as directed by shareholders.  Please complete and execute your Proxy Ballot or Voting Instruction Card.  If you follow the voting instructions, your proxies will vote your shares as you have directed.  If you submitted your Proxy Ballot or Voting Instruction Card but did not vote on the Reorganization, your proxies will vote on the Reorganization as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with IIT a written revocation or a duly executed proxy bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy voting instruction previously given.  The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy.  In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the Reorganization and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

What are the voting rights and quorum requirements?

Each shareholder of ING Oppenheimer Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote, and for each fractional share that is owned the shareholder shall be entitled to a proportionate fractional vote.  The holders of 30 percent of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of shareholders.  Shares have no preemptive or subscription rights.

Only shareholders of ING Oppenheimer Portfolio at the close of business on the Record Date will be entitled to be present and give voting instructions for ING Oppenheimer Portfolio at the Special Meeting with respect to their shares owned as of that Record Date.  To be counted, the properly executed Voting Instruction Form must be received no later than 5:00 p.m. on February 26, 2013.  As of the Record Date, the following shares of beneficial interest of ING Oppenheimer Portfolio were outstanding and entitled to vote:

Class	Shares Outstanding
Class S	4,561,006.144

If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law.  Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.  The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

The Separate Accounts of the participating insurance companies and Qualified Plans are the record owners of the shares of the Portfolios.  The Qualified Plans and participating insurance companies will vote ING Oppenheimer Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans. ING Oppenheimer Portfolio does not impose any requirement that a minimum percentage of voting instructions be received, before counting the Participating Insurance Companies and Qualified Plans as the ING Oppenheimer Portfolio’s shareholders in determining whether a quorum is present.

Where Variable Contract Holders and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and participating insurance companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders and Plan Participants who voted.  The effect of proportional voting is that if a large number of Variable Contract Holders and Plan Participants fail to give voting instructions, a small number of Variable Contract Holders and Plan Participants may determine the outcome of the vote.  Because a significant percentage of ING Oppenheimer Portfolio’s shares are held by Participating Insurance Companies, which use proportional voting, the presence of such Participating Insurance Companies at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

To the knowledge of ING Investments, as of December 3, 2012, no current Trustee owns 1% or more of the outstanding shares of a Portfolio, and the officers and Trustees own, as a group, less than 1% of the shares of each Portfolio.

Appendix C hereto lists the persons that, as of December 3, 2012, owned beneficially or of record 5% or more of the outstanding shares of any class of ING Oppenheimer Portfolio or ING T. Rowe Price Portfolio.

Can shareholders submit proposals for consideration in a Proxy Statement?

ING Oppenheimer Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law.  A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before a proxy statement for that meeting is printed and mailed.  Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

What if a proposal that is not in the Proxy Statement/Prospectus comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting.  At the time this Proxy Statement/Prospectus was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Reorganization discussed in this Proxy Statement/Prospectus.

What is “Householding”?

Only one copy of this Proxy Statement/Prospectus may be mailed to each household, even if more than one person in the household is a Portfolio’s shareholder of record, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders.  If a shareholder needs an additional copy of this Proxy Statement/Prospectus, please contact Shareholder Services at 1-800-992-0180.  If in the future any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Portfolios in writing at 7337 East Doubletree Ranch, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at 1-800-992-0180.

How can shareholders obtain other Portfolio documents?

The following documents are incorporated by reference: (i) the SAI dated January 28, 2013, relating to this Proxy Statement/Prospectus; (ii) the prospectus and SAI for ING Oppenheimer Portfolio dated April 30, 2012 (File No: 811-05629); and (iii) the Class S prospectus and SAI for ING T. Rowe Price Portfolio dated April 30, 2012 (File No: 811-05629).  For a copy of the current prospectus, SAI, annual report, and semi-annual report for each Portfolio without charge, or for a copy of the SAI relating to this Proxy Statement/Prospectus, contact the Portfolios at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or call (800) 992-0180.

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and the rules, regulations, and exemptive orders thereunder, and files reports, proxy materials, and other information with the SEC.  You can copy and review information about each Portfolio at the SEC’s Public Reference Room in Washington, D.C.  You may obtain more information on the Public Reference Room by calling the SEC at 1-202-551-8090.  Such materials are also available in the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Branch, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, 100 F. Street N.E., Washington, D.C. 20549.

Who pays for this Proxy Solicitation/Prospectus?

ING Oppenheimer Portfolio will pay the expenses in connection with the Notice, this Proxy Statement/Prospectus, and the Special Meeting of shareholders.  These expenses include the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

Prompt execution and return of the enclosed Proxy Ballot is requested.  A self-addressed postage paid envelope is enclosed for your convenience.  You also may vote via telephone or via the Internet.  Please follow the voting instructions as outlined on your Proxy Ballot.

Huey P. Falgout, Jr.
Secretary
January 28, 2013
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034

APPENDIX A:    AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 29th day of November, 2012, by ING Investors Trust (“IIT”), a Massachusetts business trust with its principal place of business at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on behalf of ING T. Rowe Price Capital Appreciation Portfolio (the “Acquiring Fund”) and ING Oppenheimer Active Allocation Portfolio (the “Acquired Fund”), each a separate series of IIT.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class S voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund described in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are series of open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Trustees of IIT has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund, as described in paragraph 1.3 herein, by the Acquiring Fund are in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of IIT has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraph 1.3 herein, is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                                      TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class S Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.         The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3.         The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date.  The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1. On or as soon as practicable prior to the Closing

Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.         Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will: (i) distribute to the Acquired Fund’s shareholders of record with respect to its Class S shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within each class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1; and (ii) completely liquidate.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of record of the Acquired Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”).  The aggregate net asset value of Class S Acquiring Fund Shares to be so credited to shareholders of Class S shares of the Acquired Fund shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date.  All issued and outstanding Class S Acquired Fund shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class S shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3.  The Acquiring Fund shall not issue certificates representing the Class S Acquiring Fund Shares in connection with such exchange.

1.5.         Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, as defined in paragraph 3.3.

1.6.         Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.             VALUATION

2.1.         The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Board of Trustees of IIT.

2.2.         The net asset value of a Class S Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional and valuation procedures established by the Board of Trustees of IIT.

2.3.         The number of the Class S Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class S shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the same Class determined in accordance with paragraph 2.2.

2.4.         All computations of value shall be made by the Acquired Fund’s designated record keeping agent and shall be subject to review by Acquiring Fund’s record keeping agent and by each Fund’s respective independent registered public accounting firm.

3.             CLOSING AND CLOSING DATE

3.1.         The Closing Date shall be March 22, 2013 or such other date as the parties may agree.  All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time.  The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

3.2.         The Acquired Fund shall direct the Bank of New York Mellon, as custodian for the Acquired Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s portfolio securities and instruments deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.         The Acquired Fund shall direct BNY Mellon Investment Servicing (U.S.) Inc. (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class S shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.         In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of IIT, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.     REPRESENTATIONS AND WARRANTIES

4.1.         Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of IIT, IIT, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)       The Acquired Fund is duly organized as a series of IIT, which is a statutory trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under IIT’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)       IIT is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)       No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)       The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)       On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)        The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of IIT’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which IIT, on behalf of the Acquired Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which IIT, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)       All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Fund prior to the Closing Date;

(h)       Except as otherwise disclosed in writing to and accepted by IIT, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  IIT, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)        The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2011 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)        Since December 31, 2011, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund  (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change);

(k)       On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)        For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.815-5 therunder;

(m)      All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n)       The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of IIT, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)       The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)       The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2.         Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of IIT, IIT, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)       The Acquiring Fund is duly organized as a series of IIT, which is a statutory trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under IIT’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)       IIT is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act, are in full force and effect;

(c)       No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)       The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)       On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f)        The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of IIT’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which IIT, on behalf of the Acquiring Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which IIT, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g)       Except as otherwise disclosed in writing to and accepted by IIT, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against IIT, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business.  IIT, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)       The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at December 31, 2011 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i)        Since December 31, 2011, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund  (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change);

(j)        On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)       For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.815-5 thereunder;

(l)        All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by IIT and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m)      The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of IIT, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)       The Class S Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(o)       The information to be furnished by IIT for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)       That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials with respect to the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.     COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1.         The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.         The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.         The Acquired Fund covenants that the Class S Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.         The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5.         Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.         The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

5.7.         As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class S Acquiring Fund Shares received at the Closing.

5.8.         The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.         IIT, on behalf of the Acquired Fund, covenants that IIT will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as IIT, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) IIT’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) IIT’s, on behalf of the Acquiring Fund’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.       The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of IIT, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at IIT’s election, to the performance by IIT, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.         All representations and warranties of IIT, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.         IIT, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of IIT, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request;

6.3.         IIT, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by IIT, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4.         The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of IIT, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at IIT’s election, to the performance by IIT, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.         All representations and warranties of IIT, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.         IIT shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of IIT;

7.3.         IIT, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of IIT, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

7.4.         IIT, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by IIT, on behalf of the Acquired Fund, on or before the Closing Date;

7.5.         The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6.         The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to

4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.                                      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to IIT, on behalf of the Acquired Fund, or IIT, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.         The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of IIT’s Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, IIT may not, either on behalf of the Acquiring Fund or on behalf of the Acquired Fund, waive the conditions set forth in this paragraph 8.1;

8.2.         On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.         All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by IIT to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4.         The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.         The parties shall have received the opinion of Dechert LLP addressed to IIT substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes.  The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of IIT.  Notwithstanding anything herein to the contrary, neither Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.

9.             BROKERAGE FEES AND EXPENSES

9.1.         IIT, on behalf of each of the Acquired Fund, and the Acquiring Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2          The expenses relating to the proposed Reorganization will be borne by the Acquired Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.            ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.       The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.       The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing shall survive the Closing.

11.  TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before June 30, 2013, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith.  In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of IIT; provided, however, that following the meeting of the shareholders of the Acquired Fund called by IIT pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class S Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

ING Investors Trust

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, Arizona 85258-2034

Attn: Huey P. Falgout, Jr.

With a copy to:

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Attn: Jeffrey S. Puretz.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.       The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.       This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.       This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

14.4.       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.       It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Acquired Fund or the Acquiring Fund, as the case may be, as provided in the Declaration of Trust of IIT.  The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

ING INVESTORS TRUST, on behalf of its
ING T. Rowe Price Capital Appreciation Portfolio series

By:
Name:	Todd Modic
Title:	Senior Vice President

ING INVESTORS TRUST, on behalf of its
ING Oppenheimer Active Allocation Portfolio series

By:
Name:	Kimberly A. Anderson
Title:	Senior Vice President

APPENDIX B:    ADDITIONAL INFORMATION REGARDING
ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

Please find below additional information regarding ING T. Rowe Price Capital Appreciation Portfolio (the “Portfolio”).

Portfolio Holdings Information

A description of the Portfolio’s policies and procedures regarding the release of portfolio holdings information is available in the Portfolio’s SAI dated April 30, 2012. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

How Shares Are Priced

The net asset value (“NAV”) per share for each class of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent the Portfolio invests in other open-end funds (other than exchange-traded fund (“ETF”) shares), the Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio (other than ETF shares) will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio’s NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares. When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for an asset that is determined in accordance with procedures adopted by the Portfolio’s Board. The types of assets for which such fair value pricing might be required include, but are not limited to:

•                  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

•                  Securities of an issuer that has entered into a restructuring;

•                  Securities whose trading has been halted or suspended;

•                  Fixed-income securities that have gone into default and for which there are no current market value quotations; and

•                  Securities that are restricted as to transfer or resale.

The Portfolio or DSL may rely on the recommendations of a fair value pricing service approved by the Portfolio’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. DSL will make such determinations in good faith in accordance with procedures adopted by the Portfolio’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When your Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

How to Buy and Sell Shares

The Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the Separate Account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), and the underlying U.S. Treasury Regulations. Please refer to the prospectus for the appropriate insurance company Separate Account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed DSL to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of DSL, is at risk of losing) its Qualified Plan status.

In addition, the Portfolio’s shares may be purchased by certain other management investment companies, including through fund-of-fund arrangements with ING affiliated funds. In some cases the Portfolio may serve as a primary or significant investment vehicle for the fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocation or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales or securities result in gains and could also increase transaction costs or portfolio turnover. DSL and T. Rowe Price will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

The Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Distribution Plan and Shareholder Service Plan

The Portfolio has a Shareholder Service Plan (“Service Plan”) for Class S shares of the Portfolio. The Service Plan allows IIT to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries and plan administrators that provide administrative services relating to Class S shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. Under the Service Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to each of its Class S shares. These payments are made to the Distributor in connection with personal services rendered to Portfolio shareholders and the maintenance of shareholders’ accounts.

Frequent Trading - Market Timing

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio.

Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as an investment option for Variable Contracts issued by insurance companies and as an investment option for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolio’s administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by their customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of DSL or T. Rowe Price (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio’s performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, when the Portfolio holds thinly-traded securities, such as certain small-capitalization securities, it may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that the Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio’s shareholders.

Payments to Financial Intermediaries

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from the Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, DSL, the Distributor, the Administrator or their affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. DSL, the Distributor, the Administrator, or affiliated entities of the Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from the Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from DSL and/or the Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. DSL and the Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from the Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use the Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. The Portfolio, DSL, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Dividends and Distributions

The Portfolio declares and pays dividends from net investment income at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio’s distributions may constitute a return of capital.

To comply with federal tax regulations, the Portfolio may also pay an additional capital gains distribution.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

The Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.

The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company’s Separate Accounts.

Since the sole shareholders of the Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the prospectus for the policy.  See the Portfolio’s SAI dated April 30, 2012 for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of the Portfolio’s Class S shares for the past five years. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolio’s financial statements, which, with the exception of the period ended June 30, 2012, were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2011, and the unaudited financial statements included in the semi-annual shareholder report dated June 30, 2012, are incorporated herein by reference.

ING T. Rowe Price Capital Appreciation Portfolio — Class S

		Income (loss) from investment operations				Less distributions
Year or period ended	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
	($)	($)		($)	($)	($)	($)	($)
Class S
06-30-12	22.89	0.19	•	1.38	1.57	—	—	—
12-31-11	22.67	0.39	•	0.27	0.66	0.44	—	—
12-31-10	20.20	0.34	•	2.48	2.82	0.35	—	—
12-31-09	15.42	0.42		4.70	5.12	0.34	—	—
12-31-08	24.69	0.44	•	(6.67)	(6.23)	0.90	2.14	—
12-31-07	26.61	0.59	•	0.69	1.28	0.50	2.70	—

					Ratios to average net assets				Supplemental data
Year or period ended	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(4)	Net assets, end of year or period	Portfolio turnover rate
	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class S
06-30-12	—	—	24.46	6.86	0.90	0.90	0.90	1.58	3,348,054	37
12-31-11	0.44	—	22.89	2.89	0.90	0.90	0.90	1.66	3,214,571	85
12-31-10	0.35	—	22.67	14.03	0.90	0.90	0.90	1.63	3,376,297	71
12-31-09	0.34	—	20.20	33.24	0.91	0.91	0.91	2.43	3,140,972	96
12-31-08	3.04	—	15.42	(27.51)	0.90	0.90	0.89	2.10	2,376,765	98
12-31-07	3.20	—	24.69	4.39	0.89	0.89	0.89	2.26	3,159,850	60

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

•	Calculated using average number of shares outstanding throughout the period.

APPENDIX C:    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

The following tables provide information about the persons or entities who, to the knowledge of each Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio’s outstanding shares as of December 3, 2012:

ING Oppenheimer Active Allocation Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio	Percentage of Combined Portfolio After the Reorganization*
ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	96.6% Class S; Beneficial	96.6%	60.5%

ING T. Rowe Price Capital Appreciation Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio	Percentage of Combined Portfolio After the Reorganization*
ING Solution 2025 Portfolio Attn: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	9.5% Class I; Beneficial	1.4%	1.4%
ING Solution 2035 Portfolio Attn: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	7.4% Class I; Beneficial	1.1%	1.1%
ING Solution 2045 Portfolio Attn: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	5.1% Class I; Beneficial	0.8%	0.7%
ING Life Insurance & Annuity Co Attn: Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	11.2% Class A; 38.0% Class I; 22.0% Class S; Beneficial	23.5%	22.9%
ING National Trust 1 Orange Way Windsor, CT 06095-4773	88.4% Class A; 20.5% Class I; Beneficial	7.1%	6.9%
ING Reliastar Insurance Co. FBO SVUL1 Attn: Jill Barth Conveyor TN41 1 Orange Way Windsor, CT 06095	8.7% Class I Beneficial	1.3%	1.3%
Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	9.6% Class I; Beneficial	1.4%	1.4%
ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	73.7% Class S; 91.4% Class S2; Beneficial	59.6%	60.5%

*              On a pro forma basis, assuming that the value of the shareholder’s interest in the Portfolio on the date of consummation of the Reorganization is the same as on December 3, 2012.

PART B

ING Investors Trust

Statement of Additional Information

January 28, 2013

Acquisition of the Assets and Liabilities of: ING Oppenheimer Active Allocation Portfolio (A Series of ING Investors Trust) 7337 East Doubletree Ranch Road, Suite100 Scottsdale, Arizona 85258-2034	By and in Exchange for Shares of: ING T. Rowe Price Capital Appreciation Portfolio (A Series of ING Investors Trust) 7337 East Doubletree Ranch Road, Suite100 Scottsdale, Arizona 85258-2034

This Statement of Additional Information (“SAI”) of ING Investors Trust (“IIT”) is available to the shareholders of ING Oppenheimer Active Allocation Portfolio (“ING Oppenheimer Portfolio”), a series of IIT, in connection with a proposed transaction whereby all of the assets and liabilities of ING Oppenheimer Portfolio will be transferred to ING T. Rowe Price Capital Appreciation Portfolio (“ING T. Rowe Price Portfolio,” together with ING Oppenheimer Portfolio, the “Portfolios” and each, a “Portfolio”), a series of IIT, in exchange for shares of ING T. Rowe Price Portfolio.

This SAI consists of: (i) this cover page; (ii) an excerpt from the semi-annual report of the ING T. Rowe Price Portfolio; and (iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.              The SAI for ING Oppenheimer Portfolio, dated April 30, 2012, as filed on April 26, 2012 (File No: 811-05629) and the SAI for ING T. Rowe Price Portfolio dated April 30, 2012, as filed on April 26, 2012 (File No: 811-05629).

2.              The Financial Statements of ING Oppenheimer Portfolio included in the Annual Report dated December 31, 2011, as filed on March 2, 2012 and the Semi-Annual Report dated June 30, 2012, as filed on September 4, 2012 (File No: 811-05629) and the Financial Statements of ING T. Rowe Price Portfolio included in the Annual Report dated December 31, 2011, as filed on March 2, 2012 and the Semi-Annual Report dated June 30, 2012, as filed on September 4, 2012 (File No. 811-05629).

Pro forma financial statements in connection with this Reorganization have not been included in this SAI since the net asset value of ING Oppenheimer Portfolio, the disappearing fund, did not exceed ten percent of the net asset value of the surviving fund, ING T. Rowe Price Portfolio, as of December 31, 2012.

This SAI is not a prospectus.  A Proxy Statement/Prospectus dated January 28, 2013, relating to the Reorganization of ING Oppenheimer Portfolio may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or calling 1-800-366-0066.  This SAI should be read in conjunction with the Proxy Statement/Prospectus.

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

Set forth below is an excerpt from the semi-annual report of ING T. Rowe Price Capital Appreciation Portfolio (the “Portfolio”) dated June 30, 2012.

*           *           *           *

MARKET PERSPECTIVE

In the early part of our new fiscal year, improved economic and financial conditions produced the best first quarter performance since 1998 for global equities, represented by the MSCI World IndexSM measured in local currencies including net reinvested dividends. But from there global equities retreated as, for the third straight year, the basis of the earlier optimism was undermined by events. For the first half of the fiscal year, the MSCI World IndexSM Index gained 6.45%. (The MSCI World IndexSM returned 5.91% for the six months ended June 30, 2012, measured in U.S. dollars.)

Much of the first quarter’s upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. By March, the Bureau of Labor Statistics had announced a three-month average of 245,000 new jobs created and the unemployment rate down to 8.3%. The deterioration was fast however, culminating in the June report which showed only 69,000 jobs created the prior month with the three month average down to 96,000. While the unemployment rate was pared to 8.2%, the labor force participation rate languished near decades-low levels.

By the end of June, the trend in other economic statistics was mixed to negative. Retail sales and factory orders had fallen for two months. Indices of manufacturing activity in the New York and Philadelphia areas were slumping, although the Chicago region’s index edged up. Personal spending and wages & salaries were practically stagnant. Gross domestic product (“GDP”) growth decelerated to 1.9% (quarter-over-quarter annualized) from 3.0%.

The Federal Reserve seemed to be out of ammunition. Its June announcement that it would extend its “Operation Twist” program left markets unimpressed.

A glimmer of better, or at least less bad news, came from the housing market. New and pending home sales bounced from low levels, while the latest S&P/Case-Shiller 20-City Composite Home Price Index was down 1.9% from the prior year, the smallest decline since November 2010.

Also clearly slowing was China, responsible for much of global GDP growth in recent years. GDP increased by 8.1% in the first quarter of 2012 over the same quarter in 2011, the lowest rise since the second quarter of 2009.

But the euro zone’s enduring sovereign debt crisis continued to move markets the most. The European Central Bank’s €1 trillion in cheap three-year loans to more than 800 banks under its Longer Term Refinancing Operations (“LTRO”) was initially perceived to reduce the risk of bank failures. But disillusionment soon set in, focused on Spain, with its uncompetitive markets, restrictive practices, nearly 25% unemployed and shaky banking system. A growing backlash against fiscal austerity became evident. Inconclusive May elections in Greece presaged further elections in June, from which pro-euro parties were unenthusiastically elected to form a government.

Matters came to a head after a recapitalization bailout for Spanish banks worth up to €100 billion was finally requested in June. This was approved by euro zone leaders, but market relief lasted literally hours, as the unsatisfactory features of the likely operation emerged.

In the last few days of June, leaders held yet another “summit” meeting to address these issues, and this time delivered a package of measures that exceeded admittedly rock-bottom expectations. A single bank supervisory mechanism would be initiated with the first proposals considered by the end of 2012. Thereafter loans from European stability funds would be made directly to Spanish banks and would not have senior status.

Investor approval of these measures sent global equities up 2.40% on the last day of June. The euro zone’s deeper seated problems remain to be solved.

In U.S. fixed-income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 2.37% in the six months through June, mostly in the later months as conditions deteriorated. The Barclays Capital U.S. Corporate Investment Grade

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Bond sub-index returned 4.65%, ahead of the Barclays Capital U.S. Treasury sub-index which returned 1.51%, with the Barclays Capital Mortgage-Backed Securities sub-index little better at 1.66%. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index produced an equity-like return of 7.23%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 9.49% in the first half of the fiscal year, despite Goldman Sachs’ recommendation on June 21st to sell the index short. Adding to the caution was the likelihood that index companies would record barely positive annual earnings growth in the second quarter. By sector, the order of merit changed markedly over the period, but when it was over, telecommunications stood at the top, returning 16.51%, while the only losing sector was energy, down 2.34%.

In currency markets, after early weakness, the ongoing euro zone crisis drove the U.S. dollar up 3.93% against the euro. The U.S. dollar was little changed against the pound, slipping 0.62%, but gained 2.64% on the yen, amid suspicions of Bank of Japan intervention during periods of yen strength.

In international markets, the MSCI Japan® Index rose 6.96% for the half year, well off its best levels. Early optimism about the Bank of Japan’s newly adopted inflation target and increased asset purchases was eroded by the euro zone crisis and the slowdown in China. The MSCI Europe ex UK® Index added 3.79%, courtesy of a final-day boost worth 3.80%, pursuant to the events at the end of June described above. Initial relief from LTRO had proved all too short, while sentiment was also depressed by flat to falling GDP and unemployment breaching 11%. The MSCI UK® Index rose a comparatively muted 2.41% as the U.K.’s more heavily weighted energy and materials companies underperformed their continental European competitors, while the U.K. economy re-entered recession in the face of sagging construction activity and austerity measures aimed at cutting the budget deficit.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays Capital Mortgage-Backed Securities Index

An unmanaged index comprising 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, Federal National Mortgage Association and the Federal Home Loan Mortgage.

Barclays Capital U.S. Treasury Index

An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

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MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

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7337 EAST DOUBLETREE RANCH ROAD SUITE 100 SCOTTSDALE, ARIZONA 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 27, 2013

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M51154-S00102	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:				For	Against	Abstain

1.       To approve an Agreement and Plan of Reorganization by and between the Portfolio and ING T. Rowe Price Capital Appreciation Portfolio ("ING T. Rowe Price Portfolio"), providing for the reorganization of the Portfolio with and into ING T. Rowe Price Portfolio.

				☐	☐	☐

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on February 27, 2013.

The Proxy Statement for the Meeting and the Notice of the Meeting are available at WWW.PROXYVOTE.COM/ING.

M51155-S00102

ING Oppenheimer Active Allocation Portfolio

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on February 27, 2013, at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted “FOR” the proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.